                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 File Numbers 33-68320, 33-68318, 33-68316, 33-69688, and 33-92834.


                                       ARTHUR ANDERSEN LLP

Dallas, Texas
March 28, 2000